CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Nicholas W. Baxter, President and Chief Executive Officer, and Gerald R. Tuskey, Chief Financial Officer, of Eurasia Energy Limited, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-QSB of Eurasia Energy Limited for the period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eurasia Energy Limited.

Dated August 14, 2006

/s/Nicholas W. Baxter

Nicholas W. Baxter,

President and Chief Executive Officer

/s/Gerald R. Tuskey

Gerald R. Tuskey,

Chief Financial Officer and

Principal Accounting Officer